Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio, Emerging Markets Portfolio, Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Capital Appreciation Portfolio, Mid Cap Portfolio, Overseas Portfolio, Value Portfolio and Value Strategies Portfolio Initial Class, Service Class and Service Class 2
April 30, 2017
STATEMENT OF ADDITIONAL INFORMATION

Effective on August 1, 2017, the following information replaces similar information for VIP Index 500 Portfolio found in the "Management Contracts" section under the heading "Sub-Adviser - Geode."

On August 1, 2017, FMR reduced the sub-advisory fee rate paid to Geode from 0.0099% to 0.0075%. Under the terms of the sub-advisory agreement, for providing investment management services to VIP Index 500 Portfolio, FMR, and not the fund, pays Geode fees at an annual rate of 0.0075% of the average net assets of the fund.

The following information supplements information for VIP Equity-Income Portfolio℠ found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Ms. Persaud as of April 30, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	5	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$25,616	$3,539	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,468	none	none

* Includes VIP Equity-Income Portfolio℠ ($5,764 (in millions) assets managed).

As of April 30, 2017, the dollar range of shares of VIP Equity-Income Portfolio℠ beneficially owned by Ms. Persaud was none.

VIPIS2B-17-05 1.483795.187	July 31, 2017